Exhibit 10.3

FORM OF
DIRECTOR STOCK OPTION AGREEMENT

IBIS TECHNOLOGY CORPORATION

AGREEMENT made as of the     th day of                20  , between Ibis Technology Corporation (the “Company”), a Massachusetts corporation, and                            , a director of the Company (the “Participant”).

WHEREAS, the Company desires to grant to the Participant an Option to purchase shares of its common stock, $.008 par value (the “Shares”), under and for the purposes of the 2007 Employee, Director and Consultant Stock Option Plan of the Company (the “Plan”); and

WHEREAS, the Company and the Participant understand and agree that any terms used and not defined herein have the same meanings as in the Plan;

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

1.             GRANT OF OPTION.

The Company hereby grants to the Participant the right and option to purchase all or any part of an aggregate of                            (           ) Shares (the “Option”), on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference.  The Participant acknowledges receipt of a copy of the Plan.  The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  The Participant should consult with the Participant’s own tax advisors regarding the tax effects of the exercise of the Option and the purchase and subsequent sale of the Shares purchased upon exercise.

2.             PURCHASE PRICE.

The purchase price of the Shares covered by the Option shall be               ($       ), per Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares.  Payment shall be made in accordance with Section 8(b) and Section 9 of the Plan.

3.             EXERCISE OF OPTION.

If the Participant has continued to serve as a director of the Company and subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall become exercisable in full immediately prior to the Company’s annual meeting of its stockholders

in 20   .  The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.

4.             TERM OF OPTION.

The Option shall terminate ten (10) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

If the Participant ceases to be a director of the Company (for any reason other than the death or Disability of the Participant or termination by the Company for “Cause” (as defined below)), the Option may be exercised, if it has not previously terminated, within three (3) months after the date the Participant ceases to be a director of the Company or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter.  In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of directorship.

Notwithstanding the foregoing, in the event of the Participant’s death within three (3) months after the termination of directorship, the Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to the Option by will or by the laws of descent and distribution may exercise the Option within one (1) year after the date of the Participant’s death, but in no event after the date of expiration of the term of the Option.

In the event the Participant’s directorship is terminated by the Company for Cause, the Participant’s right to exercise any unexercised portion of this Option shall cease forthwith, and this Option shall thereupon terminate.  Notwithstanding anything herein to the contrary, if subsequent to the Participant’s termination as a director but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then the Participant shall forthwith cease to have any right to exercise the Option and this Option shall thereupon terminate.

In the event of the Disability of the Participant, as determined in accordance with the Plan, the Option shall be exercisable within one (1) year after the date of such Disability or, if earlier, the term originally prescribed by the Option.  In such event, the Option shall be exercisable to the extent exercisable but not exercised as of the date of Disability.

In the event of the death of the Participant while a director of the Company, the Option shall be exercisable by the Participant’s Survivors.  In such event, the Option must be exercised, if at all, within one (1) year after the date of death of the Participant or, if earlier, within the originally prescribed term of the Option.  In such event, the Option shall be exercisable to the extent exercisable but not exercised as of the date of death.

For purposes of this Agreement, “Cause” shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate.  Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “Cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

5.             METHOD OF EXERCISING OPTION.

Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company, at the principal executive office of the Company.  Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be in substantially the form attached hereto.  Payment of the purchase price for such Shares shall be made in accordance with Section 8(b) and Section 9 of the Plan.  The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or “blue sky” laws).  The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by Participant and if Participant shall so request in the notice exercising the Option, shall be registered in the name of the Participant and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option.  In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.  All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

6.             PARTIAL EXERCISE.

Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

7.             NON-ASSIGNABILITY.

The Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder.  Except as provided in the previous section, the Option shall be exercisable, during the Participant’s lifetime, only by the Participant and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.  Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option or such rights, shall be null and void.

8.             NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

The Participant shall have no rights as a stockholder with respect to Shares subject to this Agreement until a stock certificate therefor has been issued to the Participant and is fully paid for.  Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

9.             CAPITAL CHANGES AND BUSINESS SUCCESSIONS.

The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers.  Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

10.           TAXES AND WITHHOLDING.

The Participant acknowledges that upon exercise of the Option the Participant will be deemed to have taxable income measured by the difference between the then fair market value of the Shares received upon exercise and the price paid for such Shares pursuant to this Agreement (the “Taxable Income”).  The Participant acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Participant’s responsibility.

If the Company in its discretion determines that it is obligated to withhold income or other taxes with respect to the exercise of the Option, the Participant hereby agrees that the Company may withhold from the Participant’s remuneration, if any, the appropriate amount of federal, state and local withholding attributable to such amount that is considered compensation includable in such person’s gross income.  At the Company’s discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the common stock otherwise deliverable to the Participant on exercise of the Option, provided, however, that with respect to persons subject to Section 16 of the Securities Exchange Act of 1934 (the “1934 Act”), any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under Section 16 of the 1934 Act.  The Participant further agrees that, if the Company does not withhold an amount from the Participant’s remuneration sufficient to satisfy the Company’s income tax withholding obligation, the Participant will reimburse the Company on demand, in cash, for the amount underwithheld.

11.           PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

(a)                                The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Option Shares issued pursuant to such exercise:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws”; and

(b)                                 If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder.  Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or “blue sky” laws).

12.           NO RIGHT OR OBLIGATION TO CONTINUE SERVICE AS A DIRECTOR.

The Company is not by the Plan or this Agreement obligated to continue the Participant as a member of the Board of Directors, nor is the Participant prevented from terminating the Participant’s status as a member of the Board of Directors.

13.           NOTICES.

Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

To the Company:	Ibis Technology Corporation
32 Cherry Hill Drive
Danvers, Massachusetts 01923

To the Participant:

or to such other address or addresses of which notice in the same manner has previously been given.  Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

14.           GOVERNING LAW.

This Agreement shall be construed and enforced in accordance with the law of the Commonwealth of Massachusetts.

15.           BENEFIT OF AGREEMENT.

Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

16.           ENTIRE AGREEMENT.

This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof.  No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

17.           MODIFICATIONS AND AMENDMENTS.

The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

18.           WAIVERS AND CONSENTS.

The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions.  No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar.  Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

19.                                 HOLDING PERIOD APPLICABLE TO PERSONS SUBJECT TO SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934.

If the Participant to whom the Option has been granted pursuant to this Agreement is subject to Section 16 of the 1934 Act, Section 16 requires that, in some circumstances, at least six (6) months must elapse from the date of grant of the Option to the date of disposition of the Shares.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Participant has hereunto set his or her hand, all as of the day and year first above written.

Ibis Technology Corporation

By:
Charles M. McKenna, President

Director